                             UCAR INTERNATIONAL INC.
                            MANAGEMENT INCENTIVE PLAN

                  (Amended and Restated as of January 1, 1999)

                                TABLE OF CONTENTS

         TITLE                                                             PAGE
                                                                           ----

SECTION 1:  PURPOSE..........................................................2

SECTION 2:  EFFECTIVE DATE...................................................2

SECTION 3:  DEFINITIONS......................................................2

SECTION 4:  ADMINISTRATION...................................................2

SECTION 5:  AWARDS...........................................................5

SECTION 6:  PAYMENT OF AWARDS................................................6

SECTION 7:  TERMINATION OF EMPLOYMENT........................................2

SECTION 8:  CHANGE OF POSITION DURING A PLAN YEAR............................2

SECTION 9:  BENEFICIARY DESIGNATION..........................................2

SECTION 10:  GENERAL PROVISIONS..............................................2

SECTION 11:  AMENDMENT, SUSPENSION OR TERMINATION............................2

                             UCAR INTERNATIONAL INC.
                            MANAGEMENT INCENTIVE PLAN

SECTION 1:  PURPOSE

            The purpose of the Plan is to: (a) provide incentives and rewards to Officers and Eligible Employees of the Corporation; (b) assist the Corporation in attracting, retaining, and motivating Officers and Eligible Employees of high caliber and experience; and (c) make the Corporation's compensation program competitive with those of other major employers.

SECTION 2:  EFFECTIVE DATE

            This Plan constitutes an amendment, restatement and combining of the UCAR International Inc. Management Incentive Plan and the UCAR International Inc. Officers Incentive Plan. This amended, restated and combined Plan shall be effective as of January 1, 1999.

SECTION 3:  DEFINITIONS

            3.1 "Award" shall mean the amount of annual incentive compensation, authorized by the Board, if necessary, payable to a Participant for a Plan Year.

            3.2 "Beneficiary" shall mean a Participant's deemed beneficiary pursuant to Section 9.1 hereof.

            3.3 "Board" shall mean the Board of Directors of UCAR International Inc.

            3.4 "CEO" shall mean the Chief Executive Officer of the Corporation.

            3.5 "Controlled Affiliates" shall mean UCAR International Inc. and each of its direct or indirect subsidiaries and affiliates.

            3.6 "Corporation" shall mean UCAR International Inc. and its Controlled Affiliates.

            3.7 "Department" shall mean the Corporate Human Resources Department of the Corporation.

            3.8 "Disability" or "Disabled" shall mean a Participant's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of six (6) months or longer.

            3.9 "Eligible Employee" shall mean any employees in positions in Grades 13 and above or equivalent, other than Officers.

            3.10 "Officer" shall mean any officer of the Corporation or any Participant designated as an officer by the CEO for purposes of this Plan.

            3.11 "Participant" shall mean any Eligible Employee authorized by the CEO to participate in the Plan or any Officer authorized by the Board to participate in the Plan.

            3.12 "Plan" shall mean this UCAR International Inc.Management Incentive Plan, as it may be amended from time to time.

            3.13 "Plan Year" shall mean the calendar year.

            3.14 "Retirement" shall mean termination of employment by the Corporation, or by a Controlled Affiliate participating in the Plan, with the right under the UCAR Carbon Retirement Plan to receive a non-actuarially reduced pension immediately upon separation from service. If a Participant does not participate in the UCAR Carbon Retirement Plan, "Retirement" means termination of employment after (i) attaining age 65, (ii) attaining age 62 and completing at least 10 years of employment, or (iii) having accumulated 85 points, where each year of age and each year of employment count for one point.

            3.15 "Savings Plan" shall mean the UCAR Carbon Savings Plan.

SECTION 4:  ADMINISTRATION

            4.1 With respect to Eligible Employees, the Plan shall be administered by the Department which, subject to Section 5.1 hereof, shall have full power and authority to construe and interpret the Plan, establish and amend administrative regulations to further the purpose of the Plan, select or authorize the selection criteria of Eligible Employees, authorize Award levels, and take any other action necessary to administer the Plan. The Department's decisions, actions, and interpretations regarding the Plan shall be final and binding upon all Eligible Employees and Beneficiaries.

            4.2 With respect to Officers, the Plan shall be administered by the Board, which shall have full power and authority to construe and interpret the Plan, establish and amend administrative regulations to further the purpose of the Plan, select or authorize the selection of Officers, authorize Awards, and take any other action necessary to administer the Plan. The Board's decisions, actions, and interpretations regarding the Plan shall be final and binding upon all Officers and Beneficiaries.

            4.3 The Department shall: (i) formulate and recommend to the Board such changes in the Plan as may facilitate the administration of the Plan; (ii) maintain summary records of Awards; (iii) prepare reports and data required by the Corporation and government agencies; (iv) obtain necessary consents and approvals by government agencies; (v) obtain any data requested by the Board; and (vi) take such other actions requested by the Board as are necessary for the effective implementation of the Plan.

SECTION 5:  AWARDS

            5.1 The Board shall determine the aggregate amount to be awarded for each Plan Year. That determination shall be based upon an evaluation of the performance of the Corporation during the Plan Year and such other factors as the Board shall determine.

            5.2 The Department shall, subject to the approval of the CEO, determine the amount of the Award granted to each Eligible Employee. The Department shall consider the extent to which an Eligible Employee achieves, during a Plan Year, specific measures of performance established from time to time during the Plan Year. The Department shall provide a report to the Board of the actual Awards to Eligible Employees made under the Plan each year.

            5.3 The Board shall determine the amount of the Award granted to each Officer. The Board shall consider the extent to which an Officer achieves, during a Plan Year, specific measures of performance established from time to time during the Plan Year.

SECTION 6:  PAYMENT OF AWARDS

            6.1 The Board shall authorize Awards for a Plan Year at such time after the end of such Plan Year as the Board in its discretion may determine. The Board, in its discretion, may authorize the payment of Awards in cash, stock, or a combination thereof.

            6.2 The Board reserves the right to defer payment of some or all Awards, in whole or in part, upon such terms and conditions as the Board in its discretion may determine. The Board's decision regarding the deferral of an Award shall be final and binding on all Participants and Beneficiaries.

SECTION 7:  TERMINATION OF EMPLOYMENT

            7.1 If a Participant's employment with the Corporation is terminated during a Plan Year, by the Corporation without cause, or because of the death, Disability or Retirement of the Participant, then the Award to such Participant shall equal the amount which would have been granted to such Participant under the Plan had such Participant's employment with the Corporation not been terminated multiplied by a fraction the numerator of which is the number of months during such Plan Year that such Participant was employed by the Corporation and the denominator of which is 12.

            7.2 If a Participant's employment with the Corporation is terminated during a Plan Year, by the Corporation for cause, or for any reason other than death, Disability or Retirement, then such Participant shall not be entitled to an Award for such Plan Year. However, the CEO may, however, in his or her discretion, determine that it is in the best interests of the Corporation to authorize an Award to such a Participant. If the CEO shall so authorize an Award, then such Award shall be determined pursuant to the guidelines set forth in section 7.1. In addition, the Board may, in its discretion, determine that it is in the best interests of the Corporation to authorize an Award to an Officer. If the Board shall so authorize an Award, then such Award shall be determined pursuant to the guidelines set forth in section 7.1.

            7.3 A Participant whose employment with the Corporation is terminated for any reason shall be deemed to have terminated employment with the Corporation on the last day of the month in which the termination occurs.

SECTION 8:  CHANGE OF POSITION DURING A PLAN YEAR

            8.1 If a Participant is reassigned to a different position within the Plan during a Plan Year, the total Award will be determined proportionally based on the relative performance and time in each position.

SECTION 9:  BENEFICIARY DESIGNATION

            9.1 The beneficiary or beneficiaries designated by the Participant or deemed to have been designated by the Participant under the Savings Plan shall be deemed to be the Participant's Beneficiary and a deceased Participant's unpaid Award shall be paid to the Beneficiary. If a Participant does not participate in the Savings Plan or if a Participant does participate in the Savings Plan and has not designated or been deemed to have designated a beneficiary thereunder, then a deceased Participant's unpaid Award shall be distributed to the Participant's estate. If a Beneficiary does not survive the

Participant, then a deceased Participant's unpaid Award shall be distributed to the Participant's estate. If the Beneficiary of a deceased Participant survives the Participant, and dies before such Participant's Award is distributed, then such unpaid Award shall be distributed to the Beneficiary's estate.

SECTION 10: GENERAL PROVISIONS

            10.1 An Eligible Employee may not assign an Award without the Department's prior written consent. Likewise, an Officer may not assign an Award without the Board's prior written consent. Any attempted assignment without such consent shall be null and void. For purposes of this paragraph, any designation of, or payment to, a Beneficiary shall not be deemed an assignment.

            10.2 The Plan is intended to constitute an unfunded incentive compensation arrangement for a select group of key personnel. Nothing contained in the Plan, and no action taken pursuant to the Plan, shall create or be construed to create a trust of any kind. A Participant's right to receive an Award shall be no greater than the right of an unsecured general creditor of the Corporation. All Awards shall be paid from the general funds of the Corporation, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such Awards.

            10.3 Nothing contained in the Plan shall give any Participant the right to continue in the employment of the Corporation, or affect the right of the Corporation to discharge a Participant.

            10.4 The Plan shall be construed and governed in accordance with the laws of the State of DELAWARE.

SECTION 11: AMENDMENT, SUSPENSION OR TERMINATION

            11.1 The Board reserves the right to amend, suspend, or terminate the Plan at any time; provided, however, that any amendment, suspension or termination shall not adversely affect the rights of Participants or Beneficiaries to receive Awards granted prior to such action.

                                          UCAR INTERNATIONAL INC.


Dated:  ___________  ___, 1999            By:_____________________________